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                                                                   Exhibit 10.46

                                               EXECUTION DRAFT  - March 16, 1999

                           DISTRIBUTION AGREEMENT
                           ----------------------


     THIS DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of March 16, 1999 (the "Effective Date"), between Jutvision Corporation, a Delaware corporation with an office located at 124 University Avenue, Palo Alto, CA 94301 ("Jutvision"), and Metrolist Inc., a Colorado corporation with an office located at 7100 E. Belleview, Ste 110, Greenwood Village, CO 80111 ("Company").


     Jutvision uses the Jutvision Technology and provides the Production Services. Company operates the Metrolist MLS Database. Jutvision desires to provide virtual tour technology and production services for the Metrolist Members. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  DEFINITIONS
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     1.1  "Confidential Information" means any trade secrets, confidential data
           ------------------------
or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the term of this Agreement (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that such information is disclosed in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm, or consultant.

     1.2  "Jutvision Image" means an electronic image of a Property produced by
           ---------------
or on behalf of Jutvision.

     1.3  "Jutvision Technology" means software and hardware, including the
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Software, used to capture, process and view Jutvision Images.

     1.4  "Metrolist Member" means a real estate agent or broker that has the
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right to access the MYmls System from Company or has access to the Metrolist MLS
Database.

     1.5  "Metrolist MLS Database" means the collection of data residing on
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servers operated by or for Company or its affiliate and accessible by Metrolist
Members and, to the extent Company makes limited fields of the database available, by the public via the Internet Web site residing at http://www.recolorado.com.

     1.6  "MYmls System" means the password protected user interface, consisting
           ------------
of HTML pages and including any future versions of such interface, that Metrolist Members access via the Internet to obtain listings and other information in the Metrolist MLS Database.

     1.7  "Production Services" means the services provided by or on behalf of
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Jutvision in producing Virtual Tours Images.

     1.8  "Property" means any piece of residential real estate within the
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State of Colorado, including without limitation new homes, offered for sale or resale.

     1.9  "Service Provider Network" means the network of individuals
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throughout the State of Colorado with whom Jutvision has entered into agreements to capture images at designated sites on Jutvision's behalf.

     1.10 "Virtual Tour Images" means 360, three-dimensional, virtual tour or
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production services for such images.

     1.11 "Virtual Tour Link" means a URL that is provided to a designated
           -------------------
representative at Company in order to generate a button that, when clicked, links to a JavaScript window containing the Virtual Tour Images of a specific listing. The button, and corresponding URL, are located in an HTML page that is accessed by Metrolist Members via the MYmls System, or that is accessed by the public at http://www.recolorado.com. These links will also be distributed via
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an email that is sent to the Metrolist Member upon posting to the Jutvision servers.

2.  PROVISION OF PRODUCTION SERVICES; EXCLUSIVITY
    ---------------------------------------------

     2.1  Sales and Billing.  Jutvision will be responsible for receiving and
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fulfilling orders and invoicing and collecting revenues for all sales of
Production Services.

     2.2  Image Capturing, Processing and Linking.  Jutvision will have sole
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responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network, and processing captured images to create Jutvision Images. Company will permit linking of Jutvision Images to the Metrolist MLS Database, and the parties will use best efforts to work together to expeditiously implement, and maintain throughout the term of this Agreement, a system whereby Jutvision will be capable of linking the Metrolist MLS Database to Jutvision Images, enabling viewing of such Jutvision Images through the MYmls System. Each link to the Metrolist MLS Database will remain active as long as the
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Property remains on the market, up to a maximum of six (6) months unless the ordering Metrolist Member requests an extension. Jutvision will link all Jutvision images to the Metrolist MLS Database that result from orders placed via the order method described in Section 3.1. Jutvision will automatically link all Jutvision Images to the Metrolist MLS Database that do not result from orders for Production Services placed via the MYmls System ("Non-Company Originated Orders"), whenever the Non-Company Originated Orders are made by Metrolist Members, except in those cases where: (a) the Metrolist Member objects to the link; and/or (b) the Web site or other third-party channel originating the sale of such Jutvision Images (collectively, the "Third-Party Originator") objects to the link. In the event a Third-Party Originator objects to the link, Jutvision will provide twenty (20) days prior written notice of the objection to Company before discontinuing the link to the Metrolist MLS Database.

     2.3  Exclusivity.  Jutvision will be the exclusive provider of Virtual Tour
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Images for the MYmls System/Metrolist MLS Database.  Company will not directly or indirectly promote itself, or act, as a provider of Virtual Tour Images, nor will it promote or use the services of any third party acting in such capacity. In the event that a Metrolist Member requests a link to Virtual Tour Images of their listings, produced by a third party, Company may provide the link without being in breach of this Section 2.3.

3.  MARKETING AND PROMOTION
    -----------------------

     3.1  Company Obligations.  Company agrees to market, promote and facilitate
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orders of the Production Services as follows:

                (a) Metrolist MLS Database/MYmls System.  Company agrees to
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prominently market and promote the Production Services on the Metrolist MLS
Database/MYmls System. Such marketing and promotion will include, without limitation:

                        (i) A method to order Jutvision's Production Services via the Metrolist MLS Database and/or the MYmls System at the time that a Metrolist Member enters listing information as well as on the first page that is accessed, after the log-in screen, on the MYmls System by a Metrolist
Member.

                        (ii)   A button (which incorporates the Jutvision
logo), which links to a Web page containing a description of the Production Services, on the first page that is accessed by Metrolist Members via the MYmls System, or that is accessed by the public at http://www.recolorado.com.
                                                   -------------------------

                (b) Print Advertising.  To the extent Company creates and
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distributes print advertising promoting the Metrolist MLS Database/MYmls
System, including print advertising in magazines, flyers, newsletters and general mailings, Company will include, from time to time, in such advertising a Jutvision logo and a brief, suitable reference to the availability of the Production Services.

                (c) Email and Direct Marketing.  Company agrees to include in
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email and direct marketing that it generates from time to time a section, reasonably satisfactory to Jutvision, highlighting the availability and features of the Production Services. In addition, Company will permit Jutvision to post email messages, written by Jutvision and containing marketing information regarding the Production Services, through servers controlled by Company to the extent that Company distributes an email newsletter.

                (d) Seminars.  Company will invite Jutvision to speak and
                    --------
promote its Production Services at appropriate seminars and training sessions Company conducts for Metrolist Members during the term of this Agreement. Company or its sales representatives will distribute to Metrolist Members at seminars and training sessions subscription forms and marketing materials created by Jutvision that promote the Production Services.

                (e) Joint Press Release.  Company will participate with
                    -------------------
Jutvision in issuing a joint press release regarding the relationship established through this Agreement. Each party shall agree on the form and content of such press release and will furnish its written acceptance of, or comments on, any proposed announcement within 48 hours; otherwise such proposed announcement will be deemed approved. Any other press announcement by either party regarding the subject matter of this Agreement will be subject to the other party's approval, which shall not be withheld or delayed unreasonably.

                (f) List of Metrolist Members.  Within two (2) weeks of the
                    -------------------------
Effective Date and on a quarterly basis throughout the term of this Agreement, Company will provide Jutvision with a list of Metrolist Members. Company will permit Jutvision to use such list to promote and market the Production Services, including making presentations of the Production Services. Jutvision will notify company of promotional plans at least 48 hours prior to their implementation.

                (g) Advertisements of Competitors.  Without the prior approval
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of Jutvision, Company will not display any advertisements of any competitor of
Jutvision anywhere within the MYmls System, the Metrolist MLS Database or the Company Web Site during the term of this Agreement. For the purposes of this
Section 3.1(g), "competitor of Jutvision" means any provider of Virtual Tour Images, including, but not limited to, IPIX, Live Picture, BeHere, URThere, NetXL and Cyclovision.

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     3.2  Additional Obligations.  Jutvision and Company will, from time to
          ----------------------
time, use reasonable efforts to cooperate in joint marketing efforts. Each party will assign a project manager to act as the primary liaison with respect to the relationship.

4.  PROPRIETARY RIGHTS
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     4.1  Jutvision Technology.
          --------------------

                (a) All Jutvision Technology, including without limitation the Jutvision for Java Software and all Jutvision Images, whether or not produced for Company customers and whether or not posted to or linked to the Metrolist MLS Database, are, and at all times will remain, the exclusive property of Jutvision, and no provision of this Agreement implies any transfer to Company of any ownership interest in any such Jutvision Technology.

                (b) Jutvision hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to display, perform and reproduce Jutvision Images on the Metrolist MLS Database/MYmls System solely for the purposes contemplated in this Agreement. Company will not distribute, modify, edit, or prepare derivative works from the Jutvision Images without the prior written permission of Jutvision. The foregoing license does not include any right to grant or authorize sublicenses.

     4.2  Trademarks.
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                (a) Jutvision owns and at all times will continue to own the trademarks, service marks and/or trade names JUTVISION and the Jutvision logo, as well as any name or mark Jutvision may subsequently adopt as a trade name or to designate the Production Services (collectively the "Jutvision Marks"), and Company will not take any actions inconsistent with Jutvision's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the term of this Agreement (the "Company Marks"), and Jutvision will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

                (b) Subject to the restrictions set forth herein, Jutvision hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Jutvision Marks, during the term of this Agreement, with Jutvision's prior written approval, which Jutvision will not unreasonably withhold or delay, solely in connection with promotion and marketing of the Production Services as provided in Section 3. Subject to the restrictions set forth herein, Company hereby grants Jutvision a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the term of this Agreement, solely in connection with promotion and marketing of the Production Services. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

     4.3  Limitation on Grant of Rights.  Except as expressly provided herein,
          -----------------------------
neither party receives any other right or license to the technology or intellectual property of the other party.

5.  TERM AND TERMINATION
    --------------------

     5.1  Term.  Unless earlier terminated as set forth below, this Agreement
          ----
will become effective upon the Effective Date and continue for a period of one
(1) year. Upon termination, (i) Company and Jutvision will cease all use of marks of the other party and (ii) Company will cease all use of the Jutvision Images.

     5.2  Termination for Breach.  In the event either party materially breaches
          ----------------------
any material term, condition or representation of this Agreement, the non-breaching party shall give written notice to the other party of the breach. The breaching party shall then have a period of thirty (30) days after receiving notice to cure the breach. If the breaching party has not cured the breach within such thirty day cure period, then this Agreement shall terminate at the end of such thirty day cure period.

     5.3  Survival of Certain Terms.  The provisions of Sections 4.1(a), 4.2(a),
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4.3, 5.1, 5.3, 6, 7, 8 and 9 will survive the expiration or termination of this
Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

6.  CONFIDENTIALITY
    ---------------

    Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care.

7.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

     7.1 Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this

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Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound. THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF
THIS AGREEMENT.

8.  LIMITATION OF LIABILITY
    -----------------------

    EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 2.3 OR 6, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

9.  GENERAL PROVISIONS
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     9.1  Notices.  Any notice required or permitted by this Agreement will be
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deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

     9.2  Miscellaneous.  Nonperformance of either party will be excused to the
          -------------
extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party. The relationship of Jutvision and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of California without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise.

     This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



JUTVISION CORPORATION                   METROLIST INC.


By:                                     By:
   ------------------------------          ------------------------------

Name: Howard Field                      Name: Patricia Bybee
     ----------------------------            ----------------------------

Title: Vice President,                  Title:  President and CEO,
       Jutvision Corporation                     Metrolist Inc.
      ---------------------------             ---------------------------

Date:                                   Date:
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